UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 4, 2022

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC.

(Exact name of registrant as specified in charter)

Maryland	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FREVS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8.01 – Other Events

First Real Estate Investment Trust of New Jersey, Inc. (“FREIT Maryland”) disclosed in previous reports filed under the Securities Exchange Act of 1934, as amended (the ”Exchange Act”) that it is a party to legal proceedings related to a Purchase and Sale Agreement (the “contract”) that FREIT Maryland and several of its affiliates (collectively, the “Sellers”) entered into with Sinatra Properties, LLC (the “Plaintiff” or the “Purchaser”), which provided for the sale by the Sellers to the Purchaser of 100% of the Sellers’ ownership interest in six real properties held by the Sellers. The complaint (“Complaint”) was filed by the Plaintiff on May 6, 2020. The FREIT Maryland Annual Report on Form 10-K for the fiscal year ended October 31, 2021 filed on January 28, 2022 is the most recent report filed under the Exchange Act with respect to these legal proceedings.

Each of the Sellers and the Purchaser filed motions for summary judgment (“Summary Judgment Motions”)  with the Court in which the litigation is pending seeking, among other things, the dismissal of the other parties’ claims.

On February 4, 2022, the Court entered an Order (the “Order”) with respect to the Summary Judgment Motions which provides as follows:

1.	The Court finds that the Plaintiff’s have breached the subject contract and the Court dismisses all claims for relief filed by the Plaintiffs in this suit. The Court dismissed the Complaint and dismisses the Lis Pendens.
2.	The Court finds that the liquidated damage provision of the contract is not enforceable and the Court Orders that the $15 million held in escrow be returned to the Plaintiff.
3.	The Court dismisses the Counterclaims and Third Party Complaint. All pleadings are dismissed.

FREIT Maryland is evaluating the Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC.
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: February 7, 2022

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